UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549


                                   FORM 8-K/A

                                 CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report:     December 5, 2001


                          Pinnacle Property Group, Inc.
                          -----------------------------
             (Exact name of registrant as specified in its chapter)


         DELAWARE                  000-31017                  91-2026829
         --------                  ---------                  ----------
        (State of                (Commission                (IRS Employer
     of incorporation)           File Number)            Identification No.)


     500 108th Avenue NE, Bellevue, Washington                   98004
     ----------------------------------------------------------------------
     (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:     (425) 451-8036

ITEM 4.   Changes in Registrant's Certifying Accountant

     The Board of Directors of the Registrant has recommended that it is in the best interest of the Registrant to dismiss the certifying accountant Williams & Webster to Morgan & Co. which was done on November 20, 2001. The report of Williams & Webster for the past two years has not contained an adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope, accounting principles or uncertainties other than the ability to continue as a going concern. There have been no disagreements on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Pinnacle Property Group, Inc.
                                        -----------------------------
                                        (Registrant)


Date:   December 5, 2001                /s/ Paul Hayward
                                        -------------------------------------
                                        President and Chief Executive Officer

                          Williams & Webster, P.S.
                          ------------------------
               Certified Public Accountants & Business Consultants
      Bank of America Financial Center - 601 West Riverside, Suite 1940
                           Spokane, WA 99201-0611
      509-838-5111  Fax: 509-838-5114 - Email:wwpcpas@wiliams-webster.com





December 5, 2001



Securities and Exchange Commission
450 Fifth Street SW
Washington, DC  20549

Re:  Pinnacle Property Group, Inc.
     Commission File Number 000-31017


Dear Sirs:

We are in agreement with the statements made by the above registrant in its Form 8-K dated December 5, 2001.

Our independent auditor's report on the financial statements of Pinnacle Property Group, Inc. for the period ended February 28, 2001 contained no adverse opinion or disclaimer of opinion, nor was it modified as to audit scope, accounting principles, or uncertainties other than the ability to continue as a going concern.

There were no disagreements with Pinnacle Property Group, Inc. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

Sincerely,


/s/ Williams & Webster, P.S.

Williams & Webster, P.S.
Certified Public Accountants
Spokane, Washington